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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 10, 2008

                            FOOTHILLS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            NEVADA                       001-31546              98-0339560
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


                        4540 CALIFORNIA AVENUE, SUITE 550
                          BAKERSFIELD, CALIFORNIA 93309
          (Address of Principal Executive Offices, Including Zip Code)

                                 (661) 716-1320
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As described in Item 5.02 below, on December 10, 2008, Foothills Resources, Inc. (the "COMPANY") amended and restated its existing employment agreements with each of Dennis B. Tower, Chief Executive Officer, John L. Moran, President, and W. Kirk Bosche, Chief Financial Officer (each an "EXECUTIVE" and together the "EXECUTIVES"). The Executives' employment agreements were amended and restated to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The disclosure provided in Item 5.02 of this Form 8-K is hereby incorporated by reference to this Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (e) On December 10, 2008, the Company entered into amended and restated employment agreements with each Executive to comply with the requirements of
Section 409A of the Internal Revenue Code, as amended. The amendments to the employment agreements:

     o remove a "Change in Control" as a "Good Reason" for which the Executive may terminate his employment with the Company;

     o amend the definition of "Good Reason" to include a materiality qualifier; and

     o provide for definitive provisions regarding the timing and form of payments.

     The summary of the amended and restated employment agreements set forth above is qualified in its entirety by reference to the text of the amended and restated employment agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and are incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are furnished with this Form 8-K:

EXHIBIT NO.     DESCRIPTION

Exhibit 10.1 Amended and Restated Employment Agreement, dated as of December 10, 2008, by and among Foothills Resources, Inc. and Dennis B. Tower

Exhibit 10.2 Amended and Restated Employment Agreement, dated as of December 10, 2008, by and among Foothills Resources, Inc. and John L. Moran

Exhibit 10.3 Amended and Restated Employment Agreement, dated as of December 10, 2008, by and among Foothills Resources, Inc. and W. Kirk Bosche


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOOTHILLS RESOURCES, INC.


Date:    December 15, 2008             /s/ W. Kirk Bosche
                                       --------------------------------------
                                       Name:   W. Kirk Bosche
                                       Title:  Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

Exhibit 10.1 Amended and Restated Employment Agreement, dated as of December 10, 2008, by and among Foothills Resources, Inc. and Dennis B. Tower

Exhibit 10.2 Amended and Restated Employment Agreement, dated as of December 10, 2008, by and among Foothills Resources, Inc. and John L. Moran

Exhibit 10.3 Amended and Restated Employment Agreement, dated as of December 10, 2008, by and among Foothills Resources, Inc. and W. Kirk Bosche